EXHIBIT 10.13

AMENDMENT NO. 1

TO

REVOLVING CREDIT AGREEMENT

dated as of December 1, 2005

among

WATSCO, INC.,

as Borrower,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

SUNTRUST BANK,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent,

and

MIZUHO CORPORATE BANK, LTD.,

as Documentation Agent

SUNTRUST ROBINSON HUMPHREY CAPITAL MARKETS,

A DIVISION OF SUNTRUST CAPITAL MARKETS, INC.

as Lead Arranger and Book Manager

AMENDMENT NO. 1

TO

REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of December 1, 2005, by and among WATSCO, INC., a Florida corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement, dated as of December 10, 2004 (the “Existing Credit Agreement”), pursuant to which the Lenders have agreed to establish a $100,000,000 senior revolving credit facility with a $15,000,000 swingline and a $10,000,000 letter of credit sub-facility thereunder for the Borrower, all upon the terms and subject to the conditions specified in the Existing Credit Agreement; and

WHEREAS, upon request of the Borrower, the Lenders and the Administrative Agent have agreed to increase the letter of credit sub-facility to $25,000,000 and, in connection therewith, to modify and amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the Borrower, the Lenders and the Administrative Agent agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms as used in this Amendment, including the preamble and recitals, have the meanings set forth below:

“Amended Credit Agreement” shall mean the Existing Credit Agreement, as amended hereby.

“Amendment No. 1 Effective Date” shall have the meaning assigned to such term in Article III.

Section 1.2 Other Definitions. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

ARTICLE II

AMENDMENTS TO EXISTING AGREEMENT

Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Article II as follows:

Section 2.1 Amendment to Section 1.1. Section 1.1 – Definitions under “ARTICLE I – DEFINITIONS; CONSTRUCTION” of the Existing Credit Agreement is hereby amended by deleting the definition of “LC Commitment” in its entirety and inserting in lieu thereof the following new definition:

“LC Commitment” shall mean that portion of the Aggregate Revolving Commitments that may be used by the Borrower for the issuance of Letters of Credit in an aggregate face amount not to exceed $25,000,000.

Section 2.2 Addition of Subsidiary. Borrower, in accordance with Section 5.10 of the Existing Credit Agreement, has notified the Administrative Agent of the formation of a new Subsidiary, Tradewinds Flight Services LLC, a Delaware limited liability company (“New Subsidiary”) and, as required by such Section, New Subsidiary has become a Subsidiary Loan Party by executing and delivering to Administrative Agent agreements in the form of Annex I to Exhibit D and Annex I to Exhibit E of the Existing Credit Agreement, and in addition to executing this Amendment, New Subsidiary has delivered, or will deliver, to Administrative Agent such similar documents applicable to such New Subsidiary required under Section 3.1(b)(iv), (v), (vi), (viii), (x) and (xi) as may be requested by the Administrative Agent.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall be and become effective as of the date hereof (the “Amendment No. 1 Effective Date”) when all of the conditions set forth in this Article IV shall have been satisfied, as reasonably determined by the Administrative Agent, and thereafter, this Amendment shall be known, and may be referred to, as “Amendment No. 1”:

Section 3.1 Approval by Required Lenders. The Required Lenders shall have approved the modifications and amendments set forth in this Amendment, such approval to be evidenced by such Required Lenders’ execution of counterparts of this Amendment as set forth in Section 3.2.

Section 3.2 Execution of Counterparts. The Administrative Agent shall have received (including by telecopy) counterparts of this Amendment that shall have been duly executed on behalf of the Borrower, the Administrative Agent and the Required Lenders.

Section 3.3 Legal Details, Etc. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel prior to or by the time of closing. Prior to or by the time of closing, the Administrative Agent and its counsel shall have received all information, legal opinions and other documents, and such counterpart originals or such certified or other copies of such originals as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Section 3.4 Payment of Other Fees and Expenses. The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, execution and delivery of this Amendment.

ARTICLE IV

MISCELLANEOUS

Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement or any of the other Loan Documents, (b) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof (except for those which expressly relate to an earlier date), (c) since the date of the most recent financial statements of the Borrower described in Section 5.1(a) or (b) of the Existing Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect, and (d) the Loan Documents are legal, valid and binding obligations of the respective Loan Parties and are enforceable by the Administrative Agent and the Lenders, as applicable, against such Loan Parties in accordance with their respective terms.

Section 4.2 Cross References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

Section 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

Section 4.4 Loan Documents. The Borrower hereby confirms and agrees that the Loan Documents are, and shall continue to be, in full force and effect and hereby ratifies and approves in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of this Amendment, all references in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

Section 4.5 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party; provided, any party executing this Amendment by facsimile signature agrees to promptly provide ten (10) original executed copies of this Amendment to Administrative Agent.

Section 4.6 Governing Law; Etc. This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 10.5 - Governing Law; Jurisdiction; Consent to Service of Process of “ARTICLE X – MISCELLANEOUS” of the Existing Credit Agreement, which terms and provisions are incorporated herein by reference.

Section 4.7 No Other Modifications. Except as hereby amended, no other term, condition or provision of the Existing Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

Section 4.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed (under seal in the case of the Borrower) by their respective duly authorized officers as of the day and year first above written.

WATSCO, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President and Chief Financial Officer

[SEAL]

SUNTRUST BANK, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Ellyn S. Rivkees
Name:	Ellyn S. Rivkees
Title:	Managing Director

Revolving Commitment: $22,500,000

Swingline Commitment: $15,000,000

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian K. Keeney
Name:	Brian K. Keeney
Title:	Senior Vice President

Revolving Commitment: $17,500,000

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ Robert Gallagher
Name:	Robert Gallagher
Title:	Senior Vice President

Revolving Commitment: $17,500,000

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Andrew Phelps
Name:	J. Andrew Phelps
Title:	Vice President

Revolving Commitment: $12,500,000

COMERICA BANK, as a Lender

By:	/s/ Gerald R. Finney, Jr.
Name:	Gerald R. Finney, Jr.
Title:	Vice President

Revolving Commitment: $10,000,000

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ David Sullivan
Name:	David Sullivan
Title:	Vice President

Revolving Commitment: $10,000,000

REGIONS BANK, as a Lender

By:	/s/ Anthony D. Nigro
Name:	Anthony D. Nigro
Title:	Senior Vice President

Revolving Commitment: $10,000,000

JOINDER OF SUBSIDIARY GUARANTORS

The undersigned, each being a Guarantor under that certain Subsidiary Guarantee Agreement, dated as of December 10, 2004 (the “Guarantee”), in favor of the Administrative Agent, on behalf of the Lenders, hereby acknowledge and consent to, and agree to be bound by, the foregoing modifications and amendments to the Existing Credit Agreement as set forth in this Amendment and to each of the other terms and conditions thereof, and agree that the Guarantee shall continue in full force and effect and binding upon and enforceable against the undersigned in accordance with its terms from and after the date hereof. The undersigned hereby further acknowledge and agree that their obligations under the Guarantee are not subject to any off-set, defense or counterclaim whatsoever and hereby waive any and all defenses of any nature whatsoever, legal, equitable or otherwise, which the undersigned may now have with respect to their obligations under said Guarantee.

Dated as of the 1st day of December, 2005.

ACDOCTOR.COM, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

AIR SUPPLY DISTRIBUTING LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

AIR SYSTEMS DISTRIBUTORS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

ATLANTIC SERVICE & SUPPLY LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

BAKER DISTRIBUTING COMPANY LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

COASTLINE DISTRIBUTION LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

COOL HOLDINGS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Treasurer

COMFORT SUPPLY, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

COMFORT PRODUCTS DISTRIBUTING LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

GEMAIRE DISTRIBUTORS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

HBA DISTRIBUTORS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

HEAT INCORPORATED LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

HEATING & COOLING SUPPLY LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

HOMANS ASSOCIATES LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

THREE STATES SUPPLY COMPANY LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

WSO DISTRIBUTORS, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

DUNHILL STAFFING SYSTEMS, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Treasurer

DUNHILL PERSONNEL SYSTEM OF NEW JERSEY, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Treasurer

DUNHILL TEMPORARY SYSTEMS, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Treasurer

WATSCO HOLDINGS, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

GEMAIRE CARIBE, INC.

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

THE FLORIDA AD COMPANY

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

ATLANTIC JET CHARTER, LLC
By: Watsco Holdings, Inc., its sole member

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

TCS DISTRIBUTORS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

TRADEWINDS DISTRIBUTING COMPANY, LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

WATSCO INVESTMENTS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

EAST COAST METAL DISTRIBUTORS LLC

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President

TRADEWINDS FLIGHT SERVICES LLC
By: Watsco Holdings, Inc., its sole member

By:	/s/ Ana M. Menendez
Name:	Ana M. Menendez
Title:	Vice President